SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2018

EVO Payments, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Atlanta, Georgia
Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (516) 479-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02. Results of Operations and Financial Condition

On November 7, 2018, EVO Payments, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.  The information furnished in Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1	Press Release of EVO Payments, Inc., dated November 7, 2018, containing financial information for the quarter ended September 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	Steven J. de Groot
		Name:	Steven J. de Groot
Date: November 7, 2018		Title:	Executive Vice President, General Counsel and Secretary